Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of Kaan Terzioğlu as Executive Chairman of Kyivstar Group Ltd. (the “Company”) and Boris Dolgushin as Chief Financial Officer of the Company, hereby certify to such officer’s knowledge that:

The Annual Report on Form 20-F for the year ended December 31, 2025 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2026

By:     /s/ Kaan Terzioğlu
Name:     Kaan Terzioğlu
Title:     Executive Chairman

Date: March 16, 2026

By:     /s/ Boris Dolgushin
Name:    Boris Dolgushin
Title:    Chief Financial Officer